CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Management and Organization” and “Financial Highlights” in each of the Prospectuses and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in each of the Statement of Additional Information, each dated October 31, 2025, and each included in this Post-Effective Amendment No. 241 on the Registration Statement (Form N-1A, File No. 333-173276) of SSGA Active Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our reports, dated August 29, 2025, with respect to State Street® Blackstone High Income ETF (formerly, SPDR Blackstone High Income ETF), State Street® Blackstone Senior Loan ETF (formerly, SPDR Blackstone Senior Loan ETF), State Street® DoubleLine® Emerging Markets Fixed Income ETF (formerly, SPDR Doubleline Emerging Markets Fixed Income ETF), State Street® DoubleLine® Short Duration Total Return Tactical ETF (formerly, SPDR Doubleline Short Duration Total Return Tactical ETF), State Street® DoubleLine® Total Return Tactical ETF (formerly, SPDR Doubleline Total Return Tactical ETF), State Street® Loomis Sayles Opportunistic Bond ETF (formerly, SPDR Loomis Sayles Opportunistic Bond ETF), State Street® Nuveen Municipal Bond ETF (formerly, SPDR Nuveen Municipal Bond ETF), State Street® Nuveen Municipal Bond ESG ETF (formerly, SPDR Nuveen Municipal Bond ESG ETF), State Street® Fixed Income Sector Rotation ETF (formerly, SPDR SSGA Fixed Income Sector Rotation ETF), State Street® Global Allocation ETF (formerly, SPDR SSGA Global Allocation ETF), State Street® Income Allocation ETF (formerly, SPDR SSGA Income Allocation ETF), State Street® Multi-Asset Real Return ETF (formerly, SPDR SSGA Multi-Asset Real Return ETF), State Street® Ultra Short Term Bond ETF (formerly, SPDR SSGA Ultra Short Term Bond ETF), State Street® US Sector Rotation ETF (formerly, SPDR SSGA US Sector Rotation ETF), and State Street® US Equity Premium Income ETF (formerly, SPDR SSGA US Equity Premium Income ETF) (the “Funds”) (fifteen of the funds constituting SSGA Active Trust) included in the Annual Reports to Shareholders (Form N-CSR) for the year ended June 30, 2025, into this Registration Statement filed with the Securities and Exchange Commission.

Boston, Massachusetts

October 24, 2025